UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of

The Securities Exchange Act of 1934

Date of Report - April 20, 2011

(Date of earliest event reported)

INGERSOLL-RAND PLC

(Exact name of registrant as specified in its charter)

Ireland	001-34400	98-0626632
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

170/175 Lakeview Drive

Airside Business Park

Swords, Co. Dublin

Ireland

(Address of principal executive offices, including zip code)

(353)(0)18707400

(Registrant’s phone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

Attached as Exhibit 99.1 are the Irish statutory financial statements and related reports of Ingersoll-Rand plc (the “Company”) for the fiscal year ended December 31, 2010 (collectively, the “Irish Statutory Accounts”), which have been prepared in accordance with Irish law.

While the Irish Statutory Accounts are based on the Company’s financial statements (which were prepared in accordance with U.S. generally accepted accounting principles and filed as a part of its Annual Report on Form 10-K), the Irish Statutory Accounts include disclosures and presentation formats required by the Republic of Ireland’s Companies Act (1963 to 2009).

The Irish Statutory Accounts, which constitute part of the Company’s 2010 Annual Report to Shareholders, are being sent to shareholders in advance of the Company’s Annual General Meeting, as required by Irish law.

The Irish Statutory Accounts are also available on the Company’s website at http://investor.shareholder.com/ir/downloads.cfm.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Irish Statutory Accounts for the fiscal year ended December 31, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGERSOLL-RAND PLC (Registrant)

Date: April 20, 2011	By:	/s/ Barbara A. Santoro
Barbara A. Santoro
Vice President - Corporate Governance and Secretary